SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
July 27, 2023
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2023, Bread Financial Holdings, Inc. (the “Company”) issued a press release regarding its results of operations for the second quarter ended June 30, 2023 (the “Q2 2023 Earnings Release”). A copy of the Q2 2023 Earnings Release is furnished as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure.

In connection with the Q2 2023 Earnings Release, on July 27, 2023, the Company made available an investor presentation that may be used by the Company’s senior management during meetings and calls with analysts, investors and other market participants, a copy of which is furnished as Exhibit 99.2 hereto and is posted on the Company’s website at www.breadfinancial.com on the “Investors” page under “Events & Presentations.” Information on the Company’s website does not constitute a part of this Current Report on Form 8-K.

In addition, on July 27, 2023, the Company issued a press release announcing a new agreement with Dell Technologies. A copy of the press release announcing the Company’s agreement with Dell Technologies is furnished as Exhibit 99.3 hereto.

Item 8.01 Other Events.

On July 27, 2023, the Company issued a press release announcing that the Board of Directors of the Company has (i) approved a new plan to repurchase up to $35 million of shares of the Company’s common stock and (ii) declared a quarterly cash dividend of $0.21 per share of common stock, payable on September 15, 2023 to stockholders of record at the close of business on August 11, 2023. A copy of the press release announcing the repurchase plan and quarterly dividend is attached as Exhibit 99.4 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release dated July 27, 2023 announcing the Company’s results of operations for the second quarter ended June 30, 2023.

99.2	Investor Presentation dated July 27, 2023.

99.3	Press Release dated July 27, 2023 announcing the Company’s agreement with Dell Technologies.

99.4	Press Release dated July 27, 2023 announcing a share repurchase plan and the Company’s quarterly dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Note: Except for the information in Item 8.01 hereof (including Exhibit 99.4 hereto), the information contained in this report (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: July 27, 2023	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary